UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22041

                                     Gabelli 787 Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund

Annual Report

October 31, 2016

To Our Shareholders,

For the year ended October 31, 2016, the net asset value (“NAV”) per Class A Share of the Gabelli Enterprise Mergers and Acquisitions Fund increased 1.4% compared with an increase of 4.5% for the Standard & Poor’s (“S&P”) 500 Index. The performance of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index for this year was 0.3%. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of October 31, 2016.

Performance Discussion (Unaudited)

In the fourth calendar quarter of 2015, global deal volume totaled $1.6 trillion, a 50% increase over the third quarter.

Global deal activity for the first calendar quarter of 2016 totaled $699.4 billion, representing an 18% decrease from the same period in 2015. Breaking down volumes by sector, Industrials and Materials led the charge in terms of volume. Specifically, Industrial mergers and acquisitions (M&A) totaled $116.4 billion during the quarter which represented an increase of 71% over first quarter 2015 data. Similarly, activity in the Materials sector increased 41%. On the opposite end of the spectrum, Healthcare, which had record breaking activity in 2015, was down 53% year over year to $52.8 billion.

Global deal activity for the second quarter of 2016 totaled approximately $913 billion bringing the first half of 2016 to $1.6 trillion. The second quarter volume represented a 19% decrease from last year’s levels. An important trend in this quarter was the continued strength in cross-border activity. For the first half of 2016, cross-border deals accounted for 30.8% of total activity, up 2% from 2015, as Asian buyers continued to seek growth in Western equities and other exogenous macro events such as “Brexit” provided global dislocation of capital. We expect this trend to continue to contribute to global M&A volume.

The third calendar quarter of 2016 saw global deal activity total $796.2 billion. Since January, there have been 32,551 deals announced worldwide, 65 of them with values of $5 billion or greater, which does represent a decrease from this period in 2015. Geographically speaking, U.S. centered M&A fell by roughly 32% in the first nine months, while deals in Europe totaled $491.7 billion year to date, a 20% decrease year over year. Turning to Asia, M&A activity has decreased by 18% compared with 2015. To date, Asia Pacific represents approximately 26% of global deal value, a slight improvement from 2015. Total cross border M&A activity totaled $922.4 billion during the first nine months of 2016, a decrease of 12% from 2015 levels.

Selected deals that closed during the Fund’s fiscal year

Sigma-Aldrich Corp. is a leading life science and technology company based in St. Louis, Missouri that manufactures and distributes more than 230,000 chemicals, biochemical, and other essential products to more than 1.4 million customers globally. On September 22, 2014, Merck KGaA, a German multinational pharmaceutical and chemical company, announced that it would acquire Sigma-Aldrich for $16.7 billion, or $140 cash per share. After a lengthy regulatory review in Europe, the deal was completed on November 18, 2015.

ZS Pharma Inc. is a pharmaceutical company based in Coppell, Texas that develops a drug to treat hyperkalemia. On November 6, 2015, AstraZeneca plc announced it would acquire ZS Pharma in a $90 cash per share or $2.7 billion tender offer. The deal closed on December 17, 2015.

BioMed Realty Trust, Inc., based in San Diego, California operates as a real estate investment trust. The company owns, acquires, develops, redevelops, leases, and manages laboratory and office space for the life science industry. On October 8, 2015, BMR entered into an agreement to be acquired by Blackstone Real Estate Partners VIII. The deal price was $23.75 cash per share and included a provision for a “ticking fee” of $0.003 per share, per day, for each day the deal remained outstanding beyond January 1, 2016. After regulatory and shareholder approvals, the deal closed on January 27, 2016 for a total payout per share of $23.82.

Precision Castparts Corp., headquartered in Portland, Oregon, manufactures complex metal components and products for the aerospace, power, and general industrial markets. On August 10, 2015, the company announced that it would be purchased by Berkshire Hathaway for $235 cash per share in a merger worth $32.3 billion. The transaction closed on January 29, 2016 after receiving shareholder and regulatory approvals.

Keurig Green Mountain Inc., based in Waterbury, Vermont, is a personal beverage system company best known for its line of Keurig single brew coffee makers and coffee pods. On December 7, 2015 the company entered into an agreement to be acquired by JAB Holding Company for $92 cash per share, in a merger worth $13.7 billion. After regulatory votes and shareholder approval – including Coca Cola who owned 17% of the company – the deal closed on March 3, 2016.

AGL Resources is an Atlanta, Georgia based holding company that is involved in the distribution of natural gas. AGL has over 81,300 miles of natural gas pipelines and over 10 storage facilities providing natural gas power for residential, commercial, and industrial clients. AGL agreed with Southern Company to a $66 cash per share merger which valued the company at $7.9 billion. The merger closed on July 1, 2016 after receiving shareholder and regulatory approvals.

Qlik Technologies Inc. is a data analytics and business intelligence company based in Radnor, Pennsylvania. On June 2, 2016, Qlik agreed to be acquired by Thoma Bravo, the Chicago based private equity firm, for $30.50 cash per share in a deal valuing the company at $3 billion. The merger closed on August 22, 2016 after receiving the necessary approvals.

Questar Corporation is an integrated natural gas holding company that develops, produces, and delivers clean energy in Utah, Wyoming, and Idaho. Questar entered into an agreement to merge with Dominion Resources on February 1, 2016 for $25 cash per share in a $6 billion transaction. The deal closed on September 16, 2016.

Piedmont Natural Gas is an energy services company based in Charlotte, North Carolina. Piedmont is engaged in the distribution of natural gas to residential, commercial, and industrial customers across the Carolinas and Tennessee. On October 24, 2015, Duke Energy agreed to acquire Piedmont for $60 cash per share in a $6.7 billion all cash merger. The deal closed on October 3, 2016 after the companies received the necessary regulatory and shareholder approvals.

We appreciate your continuing confidence and trust.

Comparative Results

Average Annual Returns through October 31, 2016 (a)(b) (Unaudited)				Since
				Inception
	1 Year	5 Year	10 Year	(2/28/01)
Class A (EMAAX)	1.37%	4.78%	2.96%	4.21%
With sales charge (c)	(4.46)	3.55	2.35	3.81
Class AAA (EAAAX)	1.58	4.99	3.09	4.29
Class C (EMACX)	0.82	4.19	2.39	3.63
With contingent deferred sales charge (d)	(0.18)	4.19	2.39	3.63
Class Y (EMAYX)	1.87	5.25	3.42	4.68
S&P 500 Index	4.51	13.57	6.70	5.58
Lipper U.S. Treasury Money Market Fund Average	0.04	0.01	0.64	1.10
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.31	0.11	0.88	1.49

In the current prospectuses dated February 26, 2016, the Fund’s expense ratios are 1.47%, 1.67%, 2.22%, and 1.22% for the Class AAA, A, C, and Y Shares, respectively. See page 13 for expense ratios for the year ended October 31, 2016. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class A Shares’ NAV are used to calculate the performance for the periods prior to the issuance of the Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher due to lower expenses associated with this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. Dividends are considered reinvested except for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends October 31.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ENTERPRISE

MERGERS AND ACQUISITIONS FUND (CLASS A SHARES) AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Gabelli Enterprise Mergers and Acquisitions Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from May 1, 2016 through October 31, 2016	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended October 31, 2016.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	05/01/16	10/31/16	Ratio	Period*
Gabelli Enterprise Mergers and Acquisitions Fund
Actual Fund Return
Class AAA	$1,000.00	$1,000.00	1.50%	$ 7.54
Class A	$1,000.00	$1,000.00	1.70%	$ 8.55
Class C	$1,000.00	$ 996.80	2.25%	$11.29
Class Y	$1,000.00	$1,002.10	1.25%	$ 6.29
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.60	1.50%	$ 7.61
Class A	$1,000.00	$1,016.59	1.70%	$ 8.62
Class C	$1,000.00	$1,013.83	2.25%	$11.39
Class Y	$1,000.00	$1,018.85	1.25%	$ 6.34

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of October 31, 2016:

Gabelli Enterprise Mergers and Acquisitions Fund

Long Positions
U.S. Government Obligations	20.5%
Consumer Discretionary	15.0%
Information Technology	14.0%
Consumer Staples	9.9%
Materials	8.6%
Telecommunication Services	7.6%
Health Care	6.8%

Utilities	6.0%
Financials	5.5%
Industrials	5.3%
Energy	0.7%
Other Assets and Liabilities (Net)	0.3%

Short Positions
Real Estate Investment Trusts	(0.2)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments — October 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 78.7%
	CONSUMER DISCRETIONARY — 15.0%
	Auto Components — 1.3%
10,000	Federal-Mogul Holdings Corp.†	$90,132	$92,600
24,000	Haldex AB	288,867	309,561
55,000	Navistar International Corp.†	1,076,415	1,226,500
7,800	Tenneco Inc.†	24,840	429,546

		1,480,254	2,058,207

	Diversified Consumer Services — 1.0%
2,000	Funespana SA†	18,121	14,666
30,000	gategroup Holding AG†	1,622,145	1,577,990

		1,640,266	1,592,656

	Hotels, Restaurants, and Leisure — 2.5%
17,000	Belmond Ltd., Cl. A†	185,552	220,150
25,400	Carmike Cinemas Inc.†	749,625	829,310
800	Churchill Downs Inc.	26,193	108,800
180,000	Dover Motorsports Inc.	667,976	432,000
2,000	Eldorado Resorts Inc.†	9,768	24,200
6,500	Marriott International, Inc., Cl. A	454,504	446,550
38,000	Ryman Hospitality Properties Inc.	1,354,565	1,915,960

		3,448,183	3,976,970

	Household Durables — 0.3%
3,000	Bang & Olufsen A/S†	30,849	33,206
10,000	Nobility Homes Inc.†	133,178	155,000
17,000	Skyline Corp.†	92,454	196,690

		256,481	384,896

	Media — 8.9%
100,000	ACME Communications Inc.†	115,451	4,500
180,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,360,637	1,035,000
124,500	Crown Media Holdings Inc., Cl. A†	553,993	628,725
3,600	Discovery Communications Inc., Cl. A†	26,174	93,996
10,800	Discovery Communications Inc., Cl. C†	60,976	271,188
20,000	DISH Network Corp., Cl. A†	386,434	1,171,200
4,000	Liberty Broadband Corp., Cl. A†	17,490	259,800
6,000	Liberty Broadband Corp., Cl. C†	103,161	399,900
21,000	Liberty Global plc, Cl. A†	735,349	684,600
28,000	Liberty Global plc, Cl. C†	994,232	890,400
2,853	Liberty Global plc LiLAC, Cl. A†	118,382	78,857
4,394	Liberty Global plc LiLAC, Cl. C†	193,039	121,450
5,000	Liberty Media Group, Cl. A†	11,443	139,150
5,000	Liberty Media Group, Cl. C†	13,511	137,050
6,500	Liberty SiriusXM Group, Cl. A†	19,439	216,255
6,500	Liberty SiriusXM Group, Cl. C†	25,888	215,735
32,000	Media General Inc.†	545,496	539,200
8,000	Meredith Corp.	369,669	362,800

Shares		Cost	Market Value
4,000	Scripps Networks Interactive Inc., Cl. A	$291,606	$257,440
20,000	Shaw Communications Inc., Cl. B	265,164	396,400
12,000	Starz, Cl. A†	22,243	377,520
76,000	Telenet Group Holding NV†	3,439,325	4,068,434
50,000	The E.W. Scripps Co., Cl. A†	853,140	663,000
10,000	Time Warner Inc.	732,543	889,900
2,000	tronc Inc.	22,980	24,060

		11,277,765	13,926,560

	Specialty Retail — 1.0%
8,000	Aaron’s Inc.	226,063	197,680
22,000	Cabela’s Inc.†	1,388,678	1,355,420
11,000	Pier 1 Imports Inc.	80,398	47,410
		1,695,139	1,600,510

	TOTAL CONSUMER DISCRETIONARY	19,798,088	23,539,799

	INFORMATION TECHNOLOGY — 14.0%
	Communications Equipment — 0.2%
6,925	exactEarth Ltd.†	19,881	7,693
4,050	Harris Corp.	317,552	361,302

		337,433	368,995

	Electrical Equipment and Instruments — 2.8%
47,300	Axis Communications AB	1,895,619	1,815,092
400	DTS Inc.	16,886	16,940
20,000	Lexmark International Inc., Cl. A	799,578	793,800
6,600	Park Electrochemical Corp.	93,217	101,838
50,000	Rofin-Sinar Technologies Inc.†	1,595,500	1,627,500
200	SLM Solutions Group AG	8,741	6,608

		4,409,541	4,361,778

	Semiconductors and Semiconductor Equipment — 0.1%
200	AIXTRON SE†	1,237	967
5,000	Intersil Corp., Cl. A	108,090	110,400
10,000	MoSys Inc.†	39,042	5,200
1,200	NXP Semiconductors NV†	119,916	120,000

		268,285	236,567

	Software — 10.9%
5,000	Apigee Corp.†	87,025	86,750
8,000	Ausy†	485,138	480,729
94,000	Cvent Inc.†	3,346,296	2,934,680
557	Dell Technologies, Inc. - VMware Inc.†	25,104	27,343
6,500	Everyday Health Inc.†	68,284	68,250
75,000	FalconStor Software Inc.†	251,646	53,250
80,000	Fleetmatics Group plc	4,769,504	4,792,000
23,000	inContact Inc.†	318,434	319,930
2,000	Interactive Intelligence Group Inc.†	120,209	120,900
200	InterXion Holding NV†	6,505	7,446

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY (Continued)
	Software (Continued)
30,000	LinkedIn Corp., Cl. A†	$5,744,923	$5,688,000
14,500	Monster Worldwide Inc.†	49,300	49,445
15,000	NetSuite Inc.†	1,633,415	1,396,800
10,000	Rackspace Hosting Inc.†	316,457	319,400
89,000	Silicon Graphics International Corp.	684,496	689,750

		17,906,736	17,034,673

	TOTAL INFORMATION TECHNOLOGY	22,921,995	22,002,013

	CONSUMER STAPLES — 9.9%
	Consumer Products — 0.2%
60,000	Avon Products Inc.	448,533	393,000

	Food and Staples Retailing — 3.8%
50,000	CST Brands Inc.	2,286,595	2,401,000
365,000	Rite Aid Corp.†	2,915,460	2,449,150
6,000	SpartanNash Co.	60,130	168,000
29,000	Village Super Market Inc., Cl. A	662,626	867,100

		5,924,811	5,885,250

	Food Products — 5.9%
4,500	Flowers Foods Inc.	10,669	69,840
34,000	GrainCorp Ltd., Cl. A	389,544	217,256
800	Mead Johnson Nutrition Co.	66,350	59,816
600,000	Parmalat SpA	2,108,080	1,584,719
2,000,000	Premier Foods plc†	1,376,332	1,113,845
4,650	Snyder’s-Lance Inc.	152,288	165,401
2,000	The Hershey Co.	199,810	204,920
83,000	The WhiteWave Foods Co.†	4,618,194	4,522,670
32,000	Tootsie Roll Industries Inc.	656,478	1,134,400
1,375	Warrnambool Cheese & Butter Factory Co. Holding Ltd.†	8,695	7,018
450,000	Yashili International Holdings Ltd.	189,692	91,676

		9,776,132	9,171,561

	TOTAL CONSUMER STAPLES	16,149,476	15,449,811

	MATERIALS — 8.6%
	Building Products — 2.1%
100,000	Griffon Corp.	850,000	1,670,000
14,000	Norbord Inc.	318,662	329,307
11,000	Vulcan Materials Co.	432,608	1,245,200

		1,601,270	3,244,507

	Chemicals — 3.9%
7,000	Ferro Corp.†	98,512	90,720
2,000	Monsanto Co.	206,121	201,540
34,000	SGL Carbon SE†	652,505	423,997
4,500	Syngenta AG, ADR	389,458	361,890

Shares		Cost	Market Value
50,000	The Valspar Corp.	$5,265,248	$4,980,000

		6,611,844	6,058,147

	Containers and Packaging — 2.1%
1,200	Greif Inc., Cl. B	44,478	69,900
271,893	Myers Industries Inc.	5,374,569	3,276,311
30,000	Powerflute OYJ	35,049	32,956

		5,454,096	3,379,167

	Metals and Mining — 0.5%
39,000	Alamos Gold Inc., Cl. A	562,113	306,150
6,666	Alcoa Inc.	213,023	191,448
17,752	AuRico Metals Inc.†	9,447	16,279
19,000	Pan American Silver Corp.	298,459	303,422

		1,083,042	817,299

	TOTAL MATERIALS	14,750,252	13,499,120

	TELECOMMUNICATION SERVICES — 7.1%
	Diversified Telecommunications Services — 3.0%
280,000	Asia Satellite Telecommunications Holdings Ltd.†	604,206	379,083
42,000	Cincinnati Bell Inc.†	759,572	825,300
53,000	Infoblox Inc.†	1,397,919	1,404,500
220,000	Koninklijke KPN NV	657,892	717,515
20,000	Level 3 Communications Inc.†	1,081,168	1,123,000
5,000	Loral Space & Communications Inc.†	234,737	194,000
1,000	Rogers Communications Inc., Cl. B	2,955	40,230

		4,738,449	4,683,628

	Wireless Telecommunications Services — 4.1%
30,000	Millicom International Cellular SA, SDR	2,088,664	1,318,955
70,000	Sprint Corp.†	369,068	431,200
9,000	Telephone & Data Systems Inc.	255,177	232,560
40,000	T-Mobile US Inc.†	650,000	1,989,200
70,000	United States Cellular Corp.†	3,221,188	2,453,500

		6,584,097	6,425,415

	TOTAL TELECOMMUNICATION SERVICES	11,322,546	11,109,043

	HEALTH CARE — 6.7%
	Biotechnology — 2.1%
6,000	Bio-Rad Laboratories Inc., Cl. A†	606,260	948,480
38,000	Cepheid	1,999,237	2,010,200
7,000	Tobira Therapeutics Inc.†	276,474	294,630

		2,881,971	3,253,310

	Health Care Equipment and Supplies — 1.8%
26,000	Alere Inc.†	1,389,348	1,161,680
47,000	EndoChoice Holdings Inc.†	376,140	373,650
12,000	Exactech Inc.†	161,584	289,800

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
	Health Care Equipment and Supplies (Continued)
5,700	ICU Medical Inc.†	$365,322	$794,010
5,000	Smith & Nephew plc, ADR	178,855	146,250

		2,471,249	2,765,390

	Health Care Providers and Services — 0.7%
1,000	Chemed Corp.	30,478	141,420
4,300	Cigna Corp.	606,775	510,969
1,500	Humana Inc.	271,636	257,295
6,500	Team Health Holdings Inc.†	278,135	278,525

		1,187,024	1,188,209

	Life Sciences Tools and Services — 0.3%
3,000	Illumina Inc.†	157,770	408,420

	Pharmaceuticals — 1.8%
3,300	Allergan plc†	894,902	689,502
28,000	AstraZeneca plc, ADR	1,093,312	792,960
15,000	Bristol-Myers Squibb Co.	465,021	763,650
1,000	Depomed Inc.†	23,752	22,360
8,000	Grifols SA, ADR	53,680	114,320
6,000	Mylan NV†	293,980	219,000
2,600	Perrigo Co. plc	242,840	216,294

		3,067,487	2,818,086

	TOTAL HEALTH CARE	9,765,501	10,433,415

	UTILITIES — 5.9%
	Electric Utilities — 5.2%
4,000	Avangrid Inc.	155,000	157,640
38,000	Endesa SA	1,064,270	807,805
2,500	Hawaiian Electric Industries Inc.	74,415	73,750
70,000	The Empire District Electric Co.	2,308,865	2,396,100
81,468	Westar Energy Inc.	4,595,432	4,669,746

		8,197,982	8,105,041

	Gas Utilities — 0.1%
3,500	Gas Natural Inc.	43,997	43,225
1,000	Southwest Gas Corp.	34,833	72,460

		78,830	115,685

	Independent Power Producers and Energy Traders — 0.0%
7,000	Alerion Cleanpower SpA	19,191	20,579
75,000	GenOn Energy Inc., Escrow	0	0
1,000	Talen Energy Corp.†	13,887	13,930

		33,078	34,509

	Multi-Utilities — 0.4%
12,500	NorthWestern Corp.	343,998	719,375

Shares		Cost	Market Value
	Water — 0.2%
10,000	Severn Trent plc	$277,722	$284,948

	TOTAL UTILITIES	8,931,610	9,259,558

	FINANCIALS — 5.5%
	Capital Markets — 0.1%
5,000	BKF Capital Group Inc.†	200,759	38,750
3,000	Kinnevik AB, Cl. A	103,561	82,372
3,400	Nordnet AB, Cl. B	14,279	13,966

		318,599	135,088

	Commercial Banks — 2.3%
150,000	Astoria Financial Corp.	2,257,426	2,194,500
300	EverBank Financial Corp.	5,739	5,793
77,000	KeyCorp	1,314,128	1,087,240
20,025	Sterling Bancorp	201,872	360,450

		3,779,165	3,647,983

	Consumer Finance — 1.2%
90,000	Navient Corp.	849,595	1,150,200
100,000	SLM Corp.†	573,264	705,000

		1,422,859	1,855,200

	Insurance — 1.7%
1,400	Argo Group International Holdings Ltd.	28,231	77,840
1,000	Aspen Insurance Holdings Ltd.	43,388	48,250
7,000	Delta Lloyd NV	41,634	42,340
12,000	Endurance Specialty Holdings Ltd.	1,101,827	1,103,400
40,000	National Interstate Corp.	1,174,306	1,296,000
100	Patriot National Inc.†	968	634
400	Topdanmark A/S†	11,380	10,774

		2,401,734	2,579,238

	Real Estate Management and Development — 0.2%
1,000	Conwert Immobilien Invest SE	13,727	17,740
5,000	Post Properties Inc.	334,600	328,950

		348,327	346,690

	TOTAL FINANCIALS	8,270,684	8,564,199

	INDUSTRIALS — 5.3%
	Aerospace and Defense — 1.3%
5,000	B/E Aerospace Inc.	297,774	297,600
40,000	Kaman Corp.	1,361,916	1,746,400

		1,659,690	2,044,000

	Air Freight and Logistics — 0.3%
100	Virgin America Inc.†	5,450	5,435
2,000	XPO Logistics Europe SA†	484,562	450,409

		490,012	455,844

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
	Commercial Services and Supplies — 2.3%
1,000	G & K Services Inc., Cl. A	$97,049	$94,700
6,500	Greif Inc., Cl. A	262,294	304,590
9,000	Rollins Inc.	18,036	277,380
1,000	The Brink’s Co.	20,060	39,550
130,000	The Interpublic Group of Companies Inc.	2,536,242	2,910,700
1,111	Vectrus Inc.†	19,941	18,631

		2,953,622	3,645,551

	Machinery — 1.3%
8,000	Arcam AB†	249,491	263,503
7,000	CIRCOR International Inc.	230,587	376,460
20,000	CNH Industrial NV	178,461	155,442
300	Joy Global Inc.	8,406	8,349
200	KUKA AG†	24,655	22,745
1,400	SLM Solutions Group AG†	46,592	46,259
23,000	Xylem Inc.	646,102	1,111,590

		1,384,294	1,984,348

	Railroads and Transportation — 0.1%
3,000	GATX Corp.	118,937	131,310
1,200	Providence and Worcester Railroad Co.	29,478	29,988

		148,415	161,298

	TOTAL INDUSTRIALS	6,636,033	8,291,041

	ENERGY — 0.7%
	Oil, Gas, and Consumable Fuels — 0.7%
500,000	Alvopetro Energy Ltd.†	467,728	93,193
7,600	Anadarko Petroleum Corp.	537,511	451,744
200	Etablissements Maurel et Prom†	874	880
345,000	Gulf Coast Ultra Deep Royalty Trust†	603,750	14,059
8,001	Royal Dutch Shell plc, Cl. B	181,898	207,117
140,000	WesternZagros Resources Ltd.†	409,637	9,394
44,000	Whiting Petroleum Corp.†	750,923	362,560

		2,952,321	1,138,947

	TOTAL ENERGY	2,952,321	1,138,947

	TOTAL COMMON STOCKS	121,498,506	123,286,946

	RIGHTS — 0.7%
	TELECOMMUNICATION SERVICES — 0.5%
	Wireless Telecommunications Services — 0.5%
315,000	Leap Wireless International Inc., CVR, expire 03/14/17†	734,287	793,800

Shares		Cost	Market Value
	HEALTH CARE — 0.1%
	Biotechnology — 0.0%
20,000	Adolor Corp., CPR, expire 07/01/19†	$0	$10,400
13,000	Ambit Biosciences Corp., CVR†	0	7,800

		0	18,200

	Health Care Equipment and Supplies — 0.0%
5,000	American Medical Alert Corp., CPR†	0	50
250,200	Synergetics USA Inc., CVR†	25,020	25,020

		25,020	25,070

	Pharmaceuticals — 0.1%
11,000	Chelsea Therapeutics International Ltd., CVR†	1,210	1,210
20,000	Durata Therapeutics Inc., CVR†	0	0
100	Omthera Pharmaceuticals Inc.†	0	60
156,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†	74,375	82,680
86,000	Trius Therapeutics, CVR†	0	11,180

		75,585	95,130

	TOTAL HEALTH CARE	100,605	138,400

	UTILITIES — 0.1%
	Independent Power Producers and Energy Traders — 0.1%
90,000	Dyax Corp., CVR†	0	99,900

	CONSUMER STAPLES — 0.0%
	Food and Staples Retailing — 0.0%
220,000	Safeway Casa Ley, CVR, expire 01/30/19†	39,570	83,600
220,000	Safeway PDC, CVR, expire 01/30/17†	1,900	4,400

		41,470	88,000

	TOTAL CONSUMER STAPLES	41,470	88,000

	TOTAL RIGHTS	876,362	1,120,100

	WARRANTS — 0.0%
	ENERGY — 0.0%
	Oil, Gas, and Consumable Fuels — 0.0%
45,000	Kinder Morgan Inc., expire 05/25/17†	87,715	270

	MATERIALS — 0.0%
	Metals and Mining — 0.0%
850	HudBay Minerals Inc., expire 07/20/18†	962	128

	TOTAL WARRANTS	88,677	398

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2016

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 20.5%
$32,154,000	U.S. Treasury Bills, 0.120% to 0.476%††, 11/03/16 to 04/20/17(a)	$32,119,835	$32,124,942

	TOTAL INVESTMENTS — 99.9%	$154,583,380	156,532,386

	SECURITIES SOLD SHORT — (0.2)%
	(Proceeds received $338,176)		(329,262)

	Other Assets and Liabilities (Net) — 0.3%		473,749

	NET ASSETS — 100.0%		$156,676,873

Shares		Proceeds	Market Value

	SECURITIES SOLD SHORT — (0.2)%
	Real Estate Investment Trusts — (0.2)%
3,550	Mid-America Apartment Communities Inc.	$338,176	$329,262

	TOTAL SECURITIES SOLD SHORT(b)	$338,176	$329,262

(a)	At October 31, 2016, $1,000,000 of the principal amount was pledged as collateral for securities sold short.
(b)	At October 31, 2016, these proceeds are being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CPR	Contingent Payment Right
CVR	Contingent Value Right

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Assets and Liabilities
October 31, 2016

Assets:
Investments, at value (cost $154,583,380)	$156,532,386
Foreign currency, at value (cost $2,895,009)	2,796,430
Cash	21,141
Deposit at brokers	305,943
Receivable for Fund shares sold	920,175
Receivable for investments sold	3,391
Dividends receivable	7,484
Prepaid expenses	21,512

Total Assets	160,608,462

Liabilities:
Securities sold short, at value (proceeds $338,176)	329,262
Payable for investments purchased	1,292,373
Payable for Fund shares redeemed	2,021,159
Payable for investment advisory fees	126,830
Payable for distribution fees	58,939
Payable for accounting fees	7,500
Payable for payroll expenses	674
Other accrued expenses	94,852

Total Liabilities	3,931,589

Net Assets
(applicable to 11,750,831 shares outstanding)	$156,676,873

Net Assets Consist of:
Paid-in capital	$160,781,983
Accumulated net investment loss	(203,918)
Accumulated net realized loss on investments, securities sold short, swap contracts, and foreign currency transactions	(5,760,532)
Net unrealized appreciation on investments	1,949,006
Net unrealized appreciation on securities sold short	8,914
Net unrealized depreciation on foreign currency translations	(98,580)

Net Assets	$156,676,873

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($4,068,839 ÷ 300,857 shares outstanding; 100,000,000 shares authorized)	$13.52

Class A:
Net Asset Value and redemption price per share ($48,770,123 ÷ 3,653,930 shares outstanding; 200,000,000 shares authorized)	$13.35

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.16

Class C:
Net Asset Value and offering price per share ($44,423,839 ÷ 3,602,644 shares outstanding; 100,000,000 shares authorized)	$12.33	(a)

Class Y:
Net Asset Value, offering, and redemption price per share ($59,414,072 ÷ 4,193,400 shares outstanding; 100,000,000 shares authorized)	$14.17

Statement of Operations
For the Year Ended October 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $29,778)	$2,496,258
Interest	101,470

Total Investment Income	2,597,728

Expenses:
Investment advisory fees	1,602,236
Distribution fees - Class AAA	10,434
Distribution fees - Class A	243,390
Distribution fees - Class C	499,159
Shareholder services fees	172,981
Registration expenses	79,644
Directors’ fees	70,234
Shareholder communications expenses	59,185
Accounting fees	45,000
Legal and audit fees	45,000
Dividend expense on securities sold short	34,057
Custodian fees	30,738
Interest expense	7,308
Payroll expenses	3,591
Service fees for securities sold short (See Note 2)	1,171
Miscellaneous expenses	30,746

Total Expenses	2,934,874

Less:
Expenses paid indirectly by broker (See Note 6)	(3,322)
Reimbursement for custody fees	(143,248)

Total Credits and Reimbursements	(146,570)

Net Expenses	2,788,304

Net Investment Loss	(190,576)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments	10,800,498
Net realized loss on securities sold short	(326,058)
Net realized loss on swap contracts	(55,447)
Net realized loss on foreign currency transactions	(111,497)

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	10,307,496

Net change in unrealized appreciation/depreciation:
on investments	(8,217,333)
on securities sold short	8,914
on swap contracts	4,279
on foreign currency translations	(98,571)

Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	(8,302,711)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	2,004,785

Net Increase in Net Assets Resulting from Operations	$1,814,209

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(190,576)	$(1,362,306)
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	10,307,496	10,192,712
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	(8,302,711)	(1,761,582)

Net Increase in Net Assets Resulting from Operations	1,814,209	7,068,824

Capital Share Transactions:
Class AAA	(922,957)	(6,534,281)
Class A	(9,998,717)	(38,647,717)
Class B*	—	(931,796)
Class C	(9,735,326)	(5,360,329)
Class Y	(18,350,000)	(6,238,127)

Net Decrease in Net Assets from Capital Share Transactions	(39,007,000)	(57,712,250)

Redemption Fees	2,048	382

Net Decrease in Net Assets	(37,190,743)	(50,643,044)
Net Assets:
Beginning of year	193,867,616	244,510,660

End of year (including undistributed net investment income of $0 and $0, respectively)	$156,676,873	$193,867,616

*	Class B Shares were fully redeemed and closed on December 8, 2014.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss)						Ratios to Average Net Assets/
		from Investment Operations						Supplemental Data
	Net Asset	Net	Net Realized and	Total		Net Asset		Net Assets	Net
Year	Value,	Investment	Unrealized	from		Value,		End of	Investment		Portfolio
Ended	Beginning	Income	Gain on	Investment	Redemption	End of	Total	Year	Income	Operating	Turnover
October 31	of Year	(Loss)(a)	Investments	Operations	Fees (a)(b)	Year	Return†	(in 000’s)	(Loss)	Expenses	Rate
Class AAA
2016	$13.31	$0.01	$0.20	$0.21	$0.00	$13.52	1.58%	$4,069	0.07%	1.52%(c)(d)(e)	151%
2015	12.86	(0.07)	0.52	0.45	0.00	13.31	3.50	4,943	(0.51)	1.47(c)(d)	162
2014	12.66	(0.03)	0.23	0.20	0.00	12.86	1.58	11,315	(0.24)	1.46(c)	181
2013	11.00	0.04	1.62	1.66	0.00	12.66	15.09	8,671	0.37	1.49	197
2012(f)	10.60	(0.08)	0.48	0.40	0.00	11.00	3.77	7,814	(0.75)	1.50	202
Class A
2016	$13.17	$(0.02)	$0.20	$0.18	$0.00	$13.35	1.37%	$48,770	(0.13)%	1.72%(c)(d)(e)	151%
2015	12.75	(0.08)	0.50	0.42	0.00	13.17	3.29	58,039	(0.63)	1.67(c)(d)	162
2014	12.57	(0.06)	0.24	0.18	0.00	12.75	1.43	93,980	(0.51)	1.66(c)	181
2013	10.94	0.02	1.61	1.63	0.00	12.57	14.90	109,446	0.15	1.69	197
2012(f)	10.57	(0.11)	0.48	0.37	0.00	10.94	3.50	103,827	(1.00)	1.70	202
Class C
2016	$12.23	$(0.08)	$0.18	$0.10	$0.00	$12.33	0.82%	$44,424	(0.67)%	2.27%(c)(d)(e)	151%
2015	11.91	(0.14)	0.46	0.32	0.00	12.23	2.69	53,738	(1.19)	2.22(c)(d)	162
2014	11.81	(0.12)	0.22	0.10	0.00	11.91	0.85	57,616	(1.04)	2.21(c)	181
2013	10.33	(0.04)	1.52	1.48	0.00	11.81	14.33	58,062	(0.39)	2.24	197
2012(f)	10.04	(0.16)	0.45	0.29	0.00	10.33	2.89	51,498	(1.56)	2.25	202
Class Y
2016	$13.91	$0.05	$0.21	$0.26	$0.00	$14.17	1.87%	$59,414	0.33%	1.27%(c)(d)(e)	151%
2015	13.41	(0.03)	0.53	0.50	0.00	13.91	3.73	77,148	(0.20)	1.21(c)(d)	162
2014	13.16	(0.00)	0.25	0.25	0.00	13.41	1.90	80,672	(0.03)	1.21(c)	181
2013	11.41	0.06	1.69	1.75	0.00	13.16	15.34	66,746	0.48	1.24	197
2012(f)	10.97	(0.05)	0.49	0.44	0.00	11.41	4.01	32,883	(0.49)	1.25	202

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the year ended October 31, 2016 would have been 1.50% (Class AAA), 1.70% (Class A), 2.25% (Class C), and 1.25% (Class Y), respectively. For the years ended October 31, 2015, and 2014, there was no impact on the expense ratios.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended October 31, 2016 and 2015, there was no impact on the expense ratios.
(e)

During the year ended October 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.44% (Class AAA), 1.64% (Class A), 2.19% (Class C), and 1.19% (Class Y), respectively.

(f)

During the year ended October 31, 2012, the Fund changed its previously recognized estimate of the characterization of prior year income associated with a portfolio holding involved in a corporate reorganization that was subsequently sold. If this recharacterization had not occurred, Net Investment Income(Loss) would have been $(0.02) (Class AAA), $(0.05) (Class A), $(0.10) (Class C), and $0.00 (Class Y), respectively, Net Realized and Unrealized Gain on Investments would have been $0.42 (Class AAA and Class A), $0.39 (Class C), and $0.44 (Class Y), respectively, and Net Investment Income (Loss) Ratio would have been (0.22)% (Class AAA), (0.47)% (Class A), (1.00)% (Class C), and 0.02% (Class Y), respectively.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements

1. Organization. The Gabelli Enterprise Mergers and Acquisitions Fund is a series of the Gabelli 787 Fund, Inc. (the “Corporation”), which was organized in Maryland and commenced operations on February 28, 2001. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its primary objective is capital appreciation.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of October 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 10/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Discretionary
Media	$13,293,335	$4,500	$628,725	$13,926,560
Other Industries (a)	9,613,239	—	—	9,613,239
Information Technology
Communications Equipment	361,302	7,693	—	368,995
Electrical Equipment and Instruments	4,355,170	6,608	—	4,361,778
Other Industries (a)	17,271,240	—	—	17,271,240
Consumer Staples
Food Products	9,164,543	7,018	—	9,171,561
Other Industries (a)	6,278,250	—	—	6,278,250
Utilities
Independent Power Producers and Energy Traders	34,509	—	0	34,509
Other Industries (a)	9,225,049	—	—	9,225,049
Financials
Capital Markets	96,338	38,750	—	135,088
Other Industries (a)	8,429,111	—	—	8,429,111
All Other Industries	44,471,566	—	—	44,471,566
Total Common Stocks	122,593,652	64,569	628,725	123,286,946
Rights (a)	—	—	1,120,100	1,120,100
Warrants (a)	270	128	—	398
U.S. Government Obligations	—	32,124,942	—	32,124,942
TOTAL INVESTMENTS IN SECURITIES - ASSETS	$122,593,922	$32,189,639	$1,748,825	$156,532,386
LIABILITIES (Market Value):
Securities Sold Short (a)*	$(329,262)	—	—	$(329,262)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(329,262)	—	—	$(329,262)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
*	All Securities Sold Short positions are common stock.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

During the year ended October 31, 2016, the Fund had transfers of $440,040 or 0.23% from Level 1 to Level 3, $7,190 or 0.00% from Level 1 to Level 2, and $112,550 or 0.06% from Level 2 to Level 1 of net assets as of October 31, 2015. Transfers from Level 1 to Level 3 and Level 1 to Level 2 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine price. Transfers from Level 2 to Level 1 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase in available market inputs to determine price. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

										Net change
										in unrealized
										appreciation/
										depreciation
										during the
										period on
				Change in						Level 3
	Balance	Accrued	Realized	unrealized			Transfers	Transfers	Balance	investments
	as of	discounts/	gain/	appreciation/			into	out of	as of	still held at
	10/31/15	(premiums)	(loss)	depreciation	Purchases	Sales	Level 3††	Level 3††	10/31/16	10/31/16†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Discretionary
Media	—	—	—	$188,685	—	—	$440,040	—	$628,725	$188,685
Health Care Equipment and Supplies	$38,500	—	$46,294	(38,500)	—	$(46,294)	—	—	—	—
Total Common Stocks	38,500	—	46,294	150,185	—	(46,294)	440,040	—	628,725	188,685
Rights	1,114,023	—	(21,761)	74,838	$0	(47,000)	—		1,120,100	74,964
TOTAL INVESTMENTS IN SECURITIES	$1,152,523	—	$24,533	$225,023	$0	$(93,294)	$440,040	—	$1,748,825	$263,649

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following table summarizes the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of October 31, 2016:

Description	Balance at 10/31/16	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
		Acquisition price/
Rights	$1,120,100	Last available closing price	Discount Range	0%
All Other Investments (a)	628,725
	$1,748,825

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at October 31, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. The Fund’s volume of activity in equity contract for difference swap agreements during the year ended October 31, 2016, had an average monthly notional amount of approximately $982,839 held over the period that the swap was outstanding. At October 31, 2016, the Fund held no investments in equity contract for difference swap agreements.

For the year ended October 31, 2016, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at October 31, 2016 are reflected within the Schedule of Investments. For the year ended October 31, 2016, the Fund incurred $1,171 in service fees related to its investment positions sold short and held by the broker. The amount is included in the Statement of Operations under Expenses, Service fees for securities sold short.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At October 31, 2016, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the write-off of current year net operating loss and the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended October 31, 2016, reclassifications were made to decrease accumulated net investment loss by $1,158,319 and decrease accumulated net realized loss on investments, securities sold short, swap contracts, and foreign currency transactions by $185,625, with an offsetting adjustment to paid-in capital.

No distributions were made during the years ended October 31, 2016 or 2015.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At October 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(3,064,357)
Net unrealized depreciation on investments and foreign currency translations	(842,229)
Qualified late year loss deferral*	(198,524)

Total	$(4,105,110)

*

Qualified late year losses relate to ordinary losses incurred after December 31, 2015 through the Fund’s October 31, 2016 fiscal year end which were elected to be treated as if they occurred on the first day of the following fiscal year November 1, 2016.

At October 31, 2016, the Fund had net capital loss carryforwards for federal income tax purposes of $3,064,357 which are available to reduce future required distributions of net capital gains to shareholders through 2017. The Fund is permitted to carry forward for an unlimited period capital losses incurred in fiscal years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

During the year ended October 31, 2016, the Fund utilized capital loss carryforwards of $9,962,520.

At October 31, 2016, the temporary differences between book basis and tax basis unrealized appreciation on investments were due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at October 31, 2016:

		Gross	Gross	Net Unrealized
	Cost/	Unrealized	Unrealized	Appreciation/
	(Proceeds)	Appreciation	Depreciation	Depreciation
Investments	$157,284,947	$15,605,244	$(16,357,805)	$(752,561)
Securities sold short	(338,176)	8,914	—	8,914

Total		$15,614,158	$(16,357,805)	$(743,647)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended October 31, 2016, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $1 Billion	0.935%
Next $1 Billion	0.910%
Next $3 Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%

In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

As per the approval of the Board, the Fund is allocated a portion of the Chief Compliance Officer’s cost. For the year ended October 31, 2016, the Fund paid or accrued $3,591 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Chairman of the Audit Committee and the Lead Director receive annual fees of $1,500 and $2,000, respectively. The Chairmen of the Proxy Voting Committee and the Nominating Committee each receive annual fees of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution agreement and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to the G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.45%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y shares do not participate in the Plan and pay no distribution fees.

5. Portfolio Securities. Purchases and sales of securities during the year ended October 31, 2016, other than short term securities and U.S. Government obligations, aggregated $219,408,090 and $259,543,273, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended October 31, 2016, the Fund paid brokerage commissions on security trades of $109,087 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $22,562 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended October 31, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $3,322.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended October 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 9, 2017 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended October 31, 2016, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class Y Shares. Class AAA Shares and Class Y Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Class B Shares were fully redeemed on December 8, 2014.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

redemption fees retained by the Fund during the years ended October 31, 2016 and 2015, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	October 31, 2016		October 31, 2015
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	109,756	$1,478,333	157,240	$2,083,134
Shares redeemed	(180,147)	(2,401,290)	(665,560)	(8,617,415)

Net decrease	(70,391)	$(922,957)	(508,320)	$(6,534,281)

Class A
Shares sold	416,097	$5,502,463	674,258	$8,807,688
Shares redeemed	(1,170,599)	(15,501,180)	(3,636,369)	(47,455,405)

Net decrease	(754,502)	$(9,998,717)	(2,962,111)	$(38,647,717)

Class B*
Shares redeemed	—	—	(77,924)	$(931,796)

Net decrease	—	—	(77,924)	$(931,796)

Class C
Shares sold	383,150	$4,699,402	438,955	$5,356,928
Shares redeemed	(1,174,428)	(14,434,728)	(883,010)	(10,717,257)

Net decrease	(791,278)	$(9,735,326)	(444,055)	$(5,360,329)

Class Y
Shares sold	1,326,196	$18,659,209	2,607,403	$35,937,386
Shares redeemed	(2,677,853)	(37,009,209)	(3,076,879)	(42,175,513)

Net decrease	(1,351,657)	$(18,350,000)	(469,476)	$(6,238,127)

*	Class B Shares were fully redeemed and closed on December 8, 2014.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Gabelli Enterprise Mergers and Acquisitions Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gabelli Enterprise Mergers and Acquisitions Fund (a series of the Gabelli 787 Fund, Inc. and hereafter referred to as the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2016

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the Gabelli Enterprise Mergers and Acquisitions Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Regina M. Pitaro Director Age: 61	Since 2008	1	Managing Director of GAMCO Asset Management, Inc.	—

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 80	Since 2008	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Director Age: 78	Since 2008	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Director Age: 72	Since 2008	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Arthur V. Ferrara Director Age: 86	Since 2008	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Kuni Nakamura Director Age: 48	Since 2008	20	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Salvatore J. Zizza Director Age: 70	Since 2008	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 64	Since 2008	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2008	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3

“Interested person” of the Fund as defined in the 1940 Act. Ms. Pitaro is considered an “interested person” because of her affiliation with Gabelli Funds, LLC that acts as the Fund’s investment adviser.

4

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

5	Directors who are not interested persons are considered “Independent” Directors.

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

This page was intentionally left blank.

GABELLI ENTERPRISE MERGERS AND

ACQUISITIONS FUND

A Portfolio of the Gabelli 787 Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

t    800-GABELLI (800-422-3554)

f    914-921-5118

e    info@gabelli.com

      GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director and

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President and,

Chief Financial Officer, KeySpan

Corporation

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

Kuni Nakamura

President,

Advanced Polymer, Inc.

Regina M. Pitaro

Managing Director,

GAMCO Asset Management Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q416AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Salvatore Salibello is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,688 in 2015 and $21,205 in 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2015 and $0 in 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,089 in 2015 and $4,190 in 2016. Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2015 and $0 in 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2015 and $0 in 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission	of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.   Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli 787 Fund, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 01/05/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 01/05/2017

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 01/05/2017

*	Print the name and title of each signing officer under his or her signature.